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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)    December 14, 1995
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                                GTI CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             1-4289                                  05-0278990
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   (Commission File Number)               (IRS Employer Identification No.)


9171 Towne Centre Drive, Suite 460, San Diego, California      92122
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        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (619) 546-0531
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Item 5.   Other Events

        The registrant incorporates by reference herein the press release dated December 15, 1995 with respect to a class action filed against the registrant on behalf of the purchasers of all publicly traded securities of the registrant between April 12, 1995 and November 30, 1995.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)   Exhibits

          (i)   Exhibit 99 -- Press Release dated December 15, 1995.

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 21, 1995                         GTI CORPORATION



                                                By:   /s/ DOUGLAS J. DOWNS
                                                   ---------------------------
                                                      Douglas J. Downs
                                                      Vice President and Chief
                                                      Financial Officer
                                                      (signing as both
                                                      authorized officer
                                                      and Chief Financial
                                                      Officer)